                                                                  Exhibit (j)1.3

                            LIMITED POWER OF ATTORNEY

                                 with respect to

              AMENDMENTS TO THE SECURITIES AND EXCHANGE COMMISSION
                             REGISTRATION STATEMENTS
                                       of
                        FRANK RUSSELL INVESTMENT COMPANY

     Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                               /s/ Raymond P. Tennison, Jr.
                                               ---------------------------------
                                               Raymond P. Tennison, Jr.
                                               Trustee, Frank Russell Investment
                                               Company
12/14/99
-----------
Date

                                                                  Exhibit (j)1.3

                            LIMITED POWER OF ATTORNEY

                                 with respect to

              AMENDMENTS TO THE SECURITIES AND EXCHANGE COMMISSION
                             REGISTRATION STATEMENTS
                                       of
                        FRANK RUSSELL INVESTMENT COMPANY

     Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign amendments to Securities and Exchange Commission registration statements of Frank Russell Investment Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                               /s/ Kristianne Blake
                                               ---------------------------------
                                               Kristianne Blake
                                               Trustee, Frank Russell Investment
                                               Company
12/20/99
--------------
Date